LVIP Blended Large Cap Growth Managed Volatility Fund Supplement Dated March 28, 2017 to the Summary Prospectus dated May 1, 2016

This Supplement updates certain information in the Fund’s Summary Prospectus. You may obtain copies of the Fund’s Summary Prospectus and Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

Please keep this Supplement with your Summary Prospectus and other important records.

Effective May 1, 2017, the Summary Prospectus is amended as follows:

Goldman Sachs Asset Management, L.P. will replace UBS Asset Management (Americas) Inc. as a sub-adviser to the Fund.

The following replaces paragraphs 3 through 6 under Principal Investment Strategies on page 2:

Lincoln Investment Advisors Corporation (“Adviser”) serves as the investment adviser to the Fund. The Adviser has selected Goldman Sachs Asset Management, L.P. (“GSAM”) and Wellington Management (“Wellington”) to serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the Fund’s assets that the Adviser allocates to such sub-adviser. The Adviser may change the allocation at any time, in its sole discretion and the percentage of each sub-adviser’s share of the Fund’s assets may change over time.

In selecting securities, GSAM uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamental-based stock selection, careful portfolio construction and efficient implementation. GSAM selects investments by using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Momentum, Valuation and Profitability. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

Wellington allocates the Fund’s assets across a variety of industries, selecting companies in each industry based on the research of Wellington’s team of global industry analysts. In analyzing a prospective investment, Wellington utilizes a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of a variety of factors, including the company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.

The Adviser intends to allocate approximately 50% of the portion of the Fund’s assets not subject to the overlay to GSAM and approximately 50% of the portion of the Fund’s assets not subject to the overlay to Wellington. Such allocations are subject to change at the discretion of the Adviser.

The following replaces the section Investment Adviser and Sub-Advisers on page 4:

Investment Adviser:          Lincoln Investment Advisors Corporation (“LIA”)

Investment Sub-Adviser:  Goldman Sachs Asset Management, L.P. (“GSAM”)

Investment Sub-Adviser:  Wellington Management Company LLP (Wellington Management”)

Investment Sub-Adviser:  SSGA Funds Management, Inc. (“SSGA FM”)

The following replaces the section Portfolio Managers beginning on page 4:

LIA Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President	Since May 2016
Amritansh Tewary	Assistant Vice President	Since May 2016
Alex Zeng	Assistant Vice President	Since November 2016

GSAM Portfolio Managers	Company Title	Experience with Fund
Osman Ali, CFA	Managing Director	Since May 2017
Len Ioffe, CFA	Managing Director	Since May 2017
Dennis Walsh	Managing Director	Since May 2017

Wellington Management Portfolio Managers	Company Title	Experience with Fund
Cheryl M. Duckworth	Vice President	Since February 2016
Mark D. Mandel	Vice President	Since February 2016

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Timothy Furbush	Vice President	Since May 2016
Lorne Johnson	Vice President	Since May 2016
Marin Lolic	Principal	Since May 2016